Exhibit 10.11

THESE SECURITIES, I.E., THIS DEBENTURE AND THE CONVERSION SHARES, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THIS DEBENTU RE AND THE CONVERSION SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS DEBENTURE OR THE CONVERSION SHARES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY HOLDER), IN A GENERALLY ACCEPTABLE FORMTHAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

CONVERTIBLE DEBENTURE

FOR VALUE RECEIVED, Las Vegas Railway Express Inc., a Delaware Corporation (the "Borrower"), promises to pay to Group 10 Holdings LLC (the "Holder") or its registered assigns or successors in interest, the sum of Fifty Five Thousand Dollars ($55,000), together with all accrued interest thereon, on the one year anniversary from the Effective Date, as hereinafter defined (the "Maturity Date"), if not sooner paid.

The  following  terms  and  conditions  shall  apply  to  this  Convertible  Debenture   (the "Deben true"):

ARTICLE I
 INTEREST & AMORTIZATION

1.1            Contract   Rate. Subject to Sections 4.1 and 5.7 hereof, interest payable on this Debenture shall accrue at a rate per annum equal to 12% (Twelve Percent) and shall be computed on the basis of a 365-day year.

1.2            Consideration. The principal sum of this Debenture is Fifty Five Thousand Dollars ($55,000) plus accrued and unpaid interest and any other fees. The purchase price paid by Holder for the Debenture, which is the consideration received by Borrower for the Debenture, is Fifty Thousand Dollars ($50,000) payable by wire transfer or other immediately available funds. Thus as of the Effective Date, there exists a Five Thousand Dollar ($5,000) original issue discount (the “OID”). Interest shall accrue and be payable on the full principal amount of the Debenture, inclusive of the OID, and payment of the full principal amount (inclusive of OID) shall be required regardless of time and manner of payment of prepayment by borrower upon conversion, Holder shall receive credit for the full principal amount converted (inclusive of the OID).

1.3           Payments. Payment of the aggregate principal amount outstanding under this Debenture (the "Principal Amount"), together with all accrued interest thereon shall be made on the Maturity Date.

1.4            Prepayment    Option.   Subject   to   the   approval    of   the    Holder    for prepayments after 180 days, the Borrower may prepay  in cash all or any portion of the Principal Amount of this Debenture and accrued interest thereon, with a premium , as set forth below (each a "Prepayment Premium"), upon ten ( I 0) business days prior written notice to the Holder. The Holder shall have the right to convert all or any  portion of the Principal Amount and  accrued  interest  thereon  in  accordance with  Article II hereof during such  ten  ( I O)business  day  notice  period.  The amount of such prepayment premium shall be determined by multiplying that po1tion of the Principal Amount and accrued interest to be converted, if any, by the then applicable prepayment percentage (the "Prepayment Percentage"). The Prepayment Percentage  shall be as follows: (i) I 0%, (Ten percent) if there is a Prepayment at any time from the Effective Date until 90 (Ninety) days after the Effective Date; (ii) 15%,(Fifteen  Percent)  if there is a Prepayment at any time from 91 days after the Effective Date until 150 days after the Effective Date; and (iii) 50% (Fifty Percent), if there is a  Prepayment  at any  time 151 days after the Effective Date.

1.5 Commitment Fee. I n consideration of Holder's commitment to purchase the Debenture, Borrower shall issue to Holder within five (5) business days of the date hereof Fifty Thousand (50,000) Shares of Borrower's Common Stock as a commitment fee (the "Commitment Fee Shares"). The Commitment Fee Shares have been earned in full upon the Holder's purchase of this Debenture; none of the Commitment Fee Shares will be returned in the event that this Debenture is prepaid. Fai lure to issue and deliver the Commitment Fee Shares to Holder within said five (5) business day period shall constitute an Event of Default under this Debenture.

ARTICLE II
CONVERSION REPAYMENT

2.1. Optional Conversion. Subject to the terms of this Article II, the Holder shall have the right, but not the obligation, at any time after the Effective Date and until the Maturity Date, or thereafter during an Event of Default, to convert all or any portion of the outstanding Principal Amount, accrued interest and fees due and payable thereon into fully paid and no assessable shares of Common Stock of the Borrower (the "Com mon Stock") at the Conversion Price (as defined below). The shares of Common Stock to be issued upon such conversion are herein referred to as the "Conversion Shares."

2.2. Calculation of Conversion Price. The conversion price (the "Conversion Price") shall be subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower's securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications , extraordinary distributions and similar events. Subject to Section 4.6 hereof, the Conversion Price shall mean the lesser of (a Fifty Five Percent (55%) multiplied by the lowest closing bid price of the Borrower's Common Stock during the twenty five (25) trading days prior to the date a Notice of Conversion is given, (which represents a discount rate of Forty Five Percent (45%)) or (b) twenty five cents (0.25).For purposes of this Section 2.2 the term “Closing Bid Price" means the closing bid price on the Over-the Counter Bulletin Board or applicable trading market (the "OTC Market") as reported by a reliable reporting service ("Reporting Service") designated by the Holder (i.e., Bloomberg) or, if the OTC Market is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded.

2.3. Conversion Limitation. Notwithstanding anything contained herein to the contrary, the number of Conversion Shares that may be acquired by the Holder upon conversion of this Debenture (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. By written notice to the Company, the Holder may increase, decrease or waive the provisions of this Section 2.3 as to itself but any such waiver will not be effective until the 61st (Sixty first) day after delivery thereof.
2.4. Mechanics of Holder's Conversion. Subject to Section 2.3 hereof this Debenture will be converted by the Holder in part from time to time after the Effective Date, by submitting to the Borrower and/or the transfer agent of record a notice of conversion ("Notice of Conversion ") (whether by facsimile, as a Portable Document (PDF) fi le sent by electronic mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time). On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion , the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Borrower on the Conversion Date. Each date on which a Notice of Conversion is delivered or tele-copied in accordance with the provisions hereof shall be deemed a Conversion Date (the "Conversion Date"). A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A. Pursuant to the terms of the Notice of Conversion, Borrower shall issue instructions to the transfer agent within two business days from the receipt of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by physical delivery or crediting the account of the Holder's designated broker with the Depository Trust Corporation ("OTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within two (2) business days after receipt by Borrower of the Notice of Conversion (the "Delivery Date"). In the case of the exercise of the conversion rights set forth herein, the conversion privilege shall be deemed to have been exercised, and the Conversion Shares issuable upon such conversion shall be deemed to have been issued, upon the date of receipt by Borrower of the Notice of Conversion. The Holder provides Borrower written instructions to the contrary.

2.5. Late Payments. The Borrower understands that a delay in the delivery of the shares of Common Stock in the form required pursuant to this Article II beyond the Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss the Borrower agrees to pay late fees to the Holder for late issuance of such shares in the form required pursuant to this Article II upon conversion of the Debenture, in the amount equal to One Thousand U .S Dollars ($1,000) per business day after the Delivery Date. The Borrower shall pay any fees incurred under this Section i n immediately available funds upon demand and such fees shall also be eligible to be converted into Conversion Shares as set forth in this Article II.
2.6 Conversion Mechanics. The number of shares of Common Stock to be issued upon each conversion of this Debenture shall be determined by dividing that portion of the Principal Amount and interest and fees to be converted, if any, by the then applicable Conversion Price.
2.7 Authorized and Reserved Shares. The Borrower represents and warrants and covenants and agrees that upon issuance, the Conversion Shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Debenture shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Debenture. At all times during which this Debenture is outstand ing, the Borrower shall reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Conversion Shares. The Borrower agrees that it will take all such reasonable actions as may be necessary to assure that the Conversion Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the applicable trading market upon which the Common Stock may be listed. The Borrower agrees to reserve Three Million (3,000,000) shares of Common Stock from its authorized and unissued shares within 3 (three) business days from the Effective date. Fu1ther, the Borrower agrees to provide the Holder with confirmation evidencing the execution of the share reservation within 3 (three) business days from the Effective Date.
2.8 Issuance of New Debenture. Upon any partial conversion of this Debenture, a new Debenture containing the same date and provisions of this Debenture shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Debenture and interest which shall not have been converted or paid. Subject to the provisions of Article III, the Borrower will pay no costs, fees or any other consideration to the Holder for the production and issuance of a new Debenture.
2.9 Fractional Shares. No fractional shares shall be issued upon the conversion of this Debenture. As to any fraction of a share which Holder would otherwise be entitled to upon such conversion, the Borrower shall round up to the next whole share.

2.10  Par Value; Further Assurances.

(a) The Borrower covenants that during the period that the Principal Amount of the Debenture and any accrued interest and fees thereon remain outstanding, it will ensure that the par value of any Conversion Shares shall not exceed the amount payable therefor upon such exercise immediately prior to such exercise. The Borrower further covenants that it shall take all appropriate actions, including, without limitation , amending its articles or certificate of incorporation and any other voluntary action, such as calling a meeting of shareholders to approve any such amendment, to ensure that the amount payable for any Conversion Shares shall at all times exceed the par value thereof by at least Four Hundred Percent (400%).
(b) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its articles or certificate of incorporation or through any reorganization , transfer of assets, consolidation , merger, dissolution , issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Debenture against impairment. Without limiting the generality of the foregoing, the Borrower will (a) not increase the par value of any Conversion Shares above the amount payable therefor upon such exercise immediately prior to such exercise, (b) take all such action as may be necessary or appropriate i n order that the Borrower may validly and legally issue fully paid and non-assessable Conversion Shares upon the exercise of this Debenture and (c) use its commercially best effo11s to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Borrower to perform its obligations under this Debenture.

  ARTICLE III
EVENTS OF DEFAULT

The occurrence of any of the following event, while this Debenture is outstanding, set forth in Article III , inclusive, shall be an " Event of Default;" provided that any Event of Default may be cured within a one ( I ) business day period except as otherwise provided herein:

3. l     Fai lure  to  Pay   Principal,  Interest  or  Other  Fees. Borrower fails to pay principal, interest or other fees hereon and such failure shall continue for a period of one (1) business day following the date upon which any such payment was due.

3.2 Breach of Covenant.  Borrower  breaches  any  covenant or other  term  or condition of this Debenture in any material  respect  and such  breach,  if subject to cure, continues for a period of one Cl ) business day after the occurrence thereof.

3.3 Breach of Representations and Warranties. Any representation or warranty of Borrower made herein shall be false or misleading in any material respect.

3.4 SEC Filings. A t any point while this Debenture is outstanding, the Company is not current with its repo11ing responsibilities under Section 13 of the Securities Exchange Act of 1934. Furthermore, Borrower fails to timely file, when due, any SEC report, including any required XBRL file along with such report (e.g., Forms 8- K, 10-Q or 10-K, or Schedules 14A, l4C or 14(t)), or, if the fi ling date of such repo11is properly extended pursuant to SEC Rule I 2b-25, when the date of any such filing extension lapses, or any post-effective amendment to any SEC Registration Statement.

3.5 Stop Trade. An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of 10 consecutive trading days, provided that Borrower shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Principal Market within 60 days of such notice. The "Principal Market" for the Common Stock shall include the OTC Bulletin Board, NASDAQ Capital Market, NASDAQ Global Market, N YSE Amex, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock), or any securities exchange or other securities market on which the Common Stock is then being listed or traded.

3.6  SEC Reporting Status Matters.

(a) Borrower indicates by check mark on the cover page of an SEC repo,1fi ling that it has not ( I ) filed all reports required to be filed by Section 13 or I 5(d) of the Exchange Act during the past l 2 months (or for such shorter period that the registrant was required to file such repo11s), and (2) has been subject to such filing requirements for the past 90 days.

(b) Borrower indicates by check mark on the cover page of an SEC repo11filingthat it has not submitted electronically and posted on its corporate website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

(c) Borrower indicates by check mark on the cover page  of  an  SEC report filing that it is a shell company (as defined in Rule J 2b-2 of the Exchange Act); or

(d) Borrower files a Form 15 with the SEC to deregister its Common Stock. In such an event, Borrower shall file current reports with attorney opinions on not less than a quarterly basis on www.otcmarkets.com until such time as Borrower re registers its Common Stock with the SEC.

3.7 Receiver or Trustee. Each of the Borrower or its subsidiaries ("Subsidiaries"), if any, shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its prope1ty or business; or such a receiver or trustee shall otherwise be appointed; or shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any.
3.8 Judgments. Any money judgment , writ or similar final process shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective property or other assets for more than $100,000 in the aggregate for Borrower, and shall remain un-vacated , un-bonded or unstayed for a period of thirty (30) days.

3.9 Bankruptcy. Bankruptcy , insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any of its Subsidiaries (Federal law or applicable state law) which has not been dismissed within 60 days after its filing.
3.10 OTC Eligibility. The Borrower shall lose its status as "OTC Eligible" or the Borrower’s shareholders shall lose the ability to deposit (either electronically or by physical certificates, or otherwise) shares into the OTC System through a "deposit chill" or otherwise.
3.11 Commitment Fee Shares. The Borrower shall fail timely to issue and deliver to Holder the Commitment Fee Shares pursuant to Section 1.5.
3.12 Reservation of Shares. The Borrower shall fail timely to reserve shares of Common Stock from its authorized and unissued shares pursuant to Section 2.7
ARTICLE IV
DEFAULT RELATED PROVISIONS AND OTHER PRIVILEGES

4.1 Default Interest Rate. Following the occurrence and during the continuance of an Event of Default, interest on this Debenture shall automatically be increased to a rate of 18% per annum, effective as of the Effective Date of this Debenture, which interest shall be payable in cash or Common Stock, at the option of the Borrower.

4.2 Default Penalty Payment. Following the occurrence and during the continuance of an Event of Default, the Borrower agrees to pay a Penalty Payment to the Holder in the amount equal to One Thousand U.S. Dollars ($1,000) per business day commencing the business day following the Event of Default occurs. The Borrower shall pay any fees incurred under this Section in immediately available funds upon demand and such fees shall also be eligible to be converted into Conversion Shares as set fo11h in this Article II.

4.3 Conversion Privileges. The conversion privileges set fo11h in Article Il shall remain in full force and effect immediately from the date hereof and until this Debenture is paid in full.
4.4 Cumulative Remedies. The remedies under this Debenture shall be cumulative.

4.5 Immediately Due and Payable. Upon the occurrence of an Event of Default, this Debenture shall become immediately due and payable at the option of Holder upon written notice of acceleration delivered to Borrower; provided that such notice shall not be required for an Event of Default under Section 3.9 and, in such event, this Convertible Debenture shall become automatically due and payable without the need for Holder to give notice.

4.6 Most Favored Nations Status. So long as this Debenture is outstanding, upon any issuance by the Borrower or any of its Subsidiaries of any security (in an amount under $1,000,000) with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Debenture, then the Borrower shall notify the Holder of such additional or more favorable term and such term, at Holder's option, shall become a part of the transaction documents with the Holder. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, conversion look-back periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.
4.7 Piggyback Registration Rights. The Borrower shall include on the next registration statement the Borrower files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of this Note. Failure to do so will result in liquidated damages of 25% of the outstanding principal balance of this Note, but not less than $25,000, being immediately due and payable to the Lender at its election in the form of cash payment or addition to the balance of this Note. Notwithstanding the foregoing, in the event a registration statement is filed with respect to an underwritten offering or a selling shareholder registration statement relating solely to holders of Borrower 's shares who paid cash for their shares in a sale placed by an independent placement agent, the number of shares owned by Lender to be included in any such registration statement may be limited if in the opinion of the underwriter or placement agent, the sale of such shares by the Lender would adversely impact the sale of shares by the underwriter or selling stockholders included therein.

ARTICLE V
MISCELLANEOUS

5.1 Failure or Indulgence Not Waiver.  No failure or delay on the part   of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver  thereof,  nor  shall  any  single  or  partial  exercise  of  any  such power,  right or privilege preclude other or further  exercise  thereof  or  of  any  other  right,  power  or privilege.     All   rights and   remedies   existing hereunder   are cumulative  to, and not exclusive of, any rights or remedies otherwise available.

5.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by FedEx or other reputable express courier service with charges prepaid , or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below (v) sent via Email whereby a return Email confirming receipt has been delivered. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the next business day following the date of mailing by express courier service, fully prepaid , addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

Las Vegas Railway Express, Inc.
Attn: Michael Barron
6650 Via Austi Parkway Suite 140
Las Vegas N V, 89119

If to the Holder:
Group l O Holdings LLC
Attn:  Adam   Wasserman
1 I Island Ave. #1 108
Miami Beach, FL 33139
 ETN # 32-0409845
adam@group1Ol lc.com

No change in any of such addresses shall be effective insofar as notices under this Section 5.2 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 5.2.

5.3 Amendment Provision. Any term of this Debenture may be amended only with the written consent of the Holder and the Borrower. The term "Debenture" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as it may be amended or supplemented.

5.4 Assignability. This Debenture shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may not be assigned by the Borrower without the prior written consent of the Holder, which consent may not be unreasonably withheld.

5.5 Prevailing Party and Costs. In the event any attorney is employed by any party with regard to any legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Debenture or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Debenture, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.
5.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Debenture shall be governed by, and construed in accordance with, the internal laws of the State of Florida, without regard to principles of conflicts of law. HOLDER AND BORROWER WAI VE ANY RIGHT TO A JU RY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS DEBENTURE OR AN Y TRANSACTION CONTEMPLATED HERETN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LA W OR STATUTORY BASES. Each patty hereby submits to the exclusive jurisdiction of the state and federal courts located in the County of Miami-Dade, State of Florida. If the jury waiver set forth in this Section is not enforceable, then any dispute, controversy or claim arising out of or relating to this Debenture or any of the transactions contemplated herein will be finally settled by binding arbitration in Miami-Dade County, Florida in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply Florida law to the resolution of any dispute, without reference to rules of conflicts of law or rules of statutory arbitration. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph. The expenses of the arbitration , including the arbitrator's fees and expert witness fees, incurred by the patties to the arbitration , may be awarded to the prevailing 'party , in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such expenses, both parties shall share equally in the payment of the arbitrator's fees as and when billed by the arbitrator.

5.7 Maxi mum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maxi mum permitted by applicable law. In the event that the rate of interest requi red to be paid or other charges hereunder exceed the maxi mum permitted by such law, any payments in excess of such maxim um shall be credited against amounts owed by Borrower to the Holder and thus refunded to the Borrower.
5.8 Construction. Borrower acknowledges that its legal counsel participated i n the preparation of this Debenture and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Debenture to favor any party against the other.
5.9 Absolute Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of Borrower.
5.10 Lost or Mutilated Debenture. If this Debenture shall be mutilated , lost, stolen or destroyed, Borrower shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated , lost, stolen or destroyed.

(Signature page follows)

IN WITNESS WHEREOF, Borrower has caused this Convertible Debenture to be signed in its name effective as of the 13th day of June 2014 (the "Effective Date").

BORROWER:
Las Vegas Railway Express, Inc.

By: /s/Michael Barron

 Name: Michael Barron

Title: CEO

HOLDER:

Group 10 Holdings, LLC

By:         /s/Adam Wasserman
Name:  Adam Wasserman

Title: Managing Member